                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 30, 2002


                    GMAC Commercial Mortgage Securities, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                           333-60030                      23-2811925
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(STATE OR OTHER JURISDICTION     (COMMISSION                  (I.R.S. EMPLOYER
OF INCORPORATION)                FILE NUMBER)                IDENTIFICATION NO.)


200 Witmer Road, Horsham, Pennsylvania                              19044
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



Registrant's telephone number, including area code (215) 328-3480


  Not Applicable
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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 5

ITEM 5.  OTHER EVENTS.

         On or about February 5, 2002, the Registrant will cause the issuance and sale of approximately $614,199,000 initial principal amount of Mortgage Pass-Through Certificates, Series 2002-C1, Class X-1, Class X-2, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R-I, Class R-II and Class R-III Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2002, among the Registrant, GMAC Commercial Mortgage Corporation, as Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee. In connection with the sale of the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), the Registrant has been advised by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-60030, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)  Financial Statements of Businesses Acquired.

               Not applicable

          (b)  Pro Forma Financial Information.

               Not applicable

          (c)  Exhibits.

               99.1 Computational Materials prepared by the Underwriters in connection with the sale of Publicly Offered Certificates of the Registrant, filed pursuant to Rules 202 and 311(i) of Regulation S-T (filed in paper).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.,
                                   Registrant



                                   By:  /s/ David Lazarus
                                        -------------------------------------
                                        Name:  David Lazarus
                                        Title:   Vice President



Dated: February 1, 2002

                                INDEX OF EXHIBITS


  Exhibit        Description
  -------        -----------
    99.1         Computational Materials prepared by the Underwriters in
                 connection with the sale of Publicly Offered Certificates of the Registrant, filed pursuant to Rules 202 and 311(i) of Regulation S-T (filed in paper).